© July 29, 2026. Morningstar. All Rights Reserved. Letter from CEO Kunal Kapoor Second-Quarter Earnings 2026 Dear Morningstar shareholders, In the second quarter of 2026, Morningstar reported 9.6% revenue growth, with organic growth of 6.8%. Excluding the impact from the sunsetting of certain products, organic revenue would have increased 8.2%. Operating and adjusted operating income increased 28.4% and 22.7%, respectively, driving operating and adjusted operating margins to 24.2% and 26.5%. Operating and free cash flow grew meaningfully, supporting an increase in our trailing one-year AOI to free cash flow conversion rate; see slide 10 of our supplemental deck for more detail on this trend. Morningstar is scaling profitably— and quickly. We repurchased shares totaling $100 million in the quarter, bringing total year-to-date purchases to $400 million and reducing our float by 5.6% since December 2025. While the AI narrative has weighed on investors’ minds across our sector, we remain optimistic about our prospects and ability to compound the value of the business. It’s a silver lining that these buybacks mean that each of you owns a greater share of Morningstar. In this letter, I’ll dig into how we’re executing against two of our key strategic priorities and share an update on the integration of the Center for Research in Security Prices (CRSP) into Morningstar Indexes. Business Update In June, we hosted our 38th annual Morningstar Investment Conference at Navy Pier in Chicago. Our two key themes— artificial intelligence and public/private market convergence—took center stage. We were pleased to see increased engagement from private market managers including Blackstone’s Jon Gray, who joined me for a conversation on the growing interest from firms like Blackstone in retail and retirement channels. (You can view the conversation here.) Owning the language of public and private markets Across Morningstar, we're focused on helping investors compare opportunities across increasingly connected asset classes. We're leading with research, including recent work on semiliquid and evergreen funds, and the SpaceX IPO. We also continue to roll out new intellectual property-backed capabilities, including a new methodology and standardized data points that allow users to compare fees across semiliquid funds in Morningstar Direct Platform and Time To Exit, a new machine-learning-powered addition to PitchBook’s VC Exit Predictor that forecasts when a venture-based company’s investors are likely to exit. In April, we launched the Morningstar PitchBook Europe Modern Market 50 index, which blends the largest and most significant Europe-based publicly listed and late-stage venture-capital based private companies in a single index. In June, Morningstar Wealth announced that it is working with Apollo, Franklin Templeton, and J.P. Morgan Asset Management to launch a suite of public/private model portfolios. Many of these efforts share a common objective: bringing the transparency, comparability, and analytical frameworks investors expect in public markets to a growing set of private market investments. We are seeing these dynamics play out particularly clearly in Morningstar Credit. The business generated more than $100 million in revenue for the third consecutive quarter, benefiting from strength across multiple areas including digital infrastructure projects to support the expansion of AI systems (an area where we’ve been actively investing) and in private ratings across asset classes. Private credit and the broader public/private convergence theme represent a notable secular

Letter from CEO Kunal Kapoor Second-Quarter Earnings 2026 © July 29, 2026. Morningstar. All Rights Reserved. tailwind, supported by the post-great financial crisis shrinking of bank balance sheets and the institutional assets that have flowed into private credit. Additionally, as aging populations around the world need more income exposure, we expect this asset class to continue to gain prominence. Just this month, for instance, AustralianSuper, Australia’s largest superannuation fund shared that it plans to double its exposure to private credit. Becoming AI-native Our AI initiative has the ultimate goal of expanding and speeding our clients’ access to data, research, and intellectual property. We’re investing in our teams to support this work, and more than half of our employees have participated in our 10-week AI Academy. Meanwhile, we are enhancing AI capabilities on our platforms, where we’re able to tailor workflows developed for our clients’ specific needs. In recent months, updates included enhancements to PitchBook Navigator that are designed to expand its natural language capabilities and new web search, earnings call transcript, and investor data functionality. We also continue to broaden our AI distribution footprint. With recent announcements including Morningstar Direct Platform’s integration with Perplexity and PitchBook’s launch of the Premium Connector in Microsoft 365 Copilot, Morningstar and PitchBook licensed users now have access to data, research, and IP across four of the five most prominent large language model and enterprise AI providers. We’re also expanding the data available via these integrations with the goal of having all core datasets AI-ready by year-end. Collectively, these efforts, taken together with investment in our products’ AI capabilities, are helping embed Morningstar data, research, and intellectual property into our clients’ workflows wherever investment decisions are made. We’ve seen encouraging adoption and usage trends. From the late 2025 launch of our MCP connectors through mid-July, more than 20% of accounts with a Direct license had accessed the Morningstar connector. Over the same time period, roughly 20% of PitchBook accounts had accessed the PitchBook Premium Connector, while the ratio of monthly active users in June to all users who have accessed the PitchBook connector was approximately 55%. We’d note that many of our clients operate in highly regulated industries, so compliance hurdles can be a challenge to their adoption of these tools, but overall, we’re pleased with the trends we’re seeing. As we move along the adoption curve, our teams are wrestling with important questions around our commercialization effort. These include whether we allow token usage on our platform and at what levels we might introduce a cap. We’re also working with clients to evolve our pricing and have plans to introduce models aligned with consumption to reflect the value delivered from our data and research. Ultimately, we are focused on continuing to grow revenue per account. AI is changing how we and our clients work, but it is also accelerating the flywheel created by our curated data, trusted research, differentiated intellectual property, and embedded software. We’re seeing continued momentum in demand for data across client segments to support AI use cases. As we continue to adapt and innovate, we believe these capabilities position us to better meet our clients’ needs and advance our mission of empowering investor success. We’ll continue to evaluate and evolve our disclosures to communicate our progress on this front—we know it’s on your minds!

Letter from CEO Kunal Kapoor Second-Quarter Earnings 2026 © July 29, 2026. Morningstar. All Rights Reserved. CRSP Integration Update Our thesis for the CRSP acquisition was straightforward. We expected CRSP to bring additional scale to Morningstar Indexes, help build our brand, and expand our client footprint. Earlier this week, we achieved an important milestone: The acquired indexes were rebranded under the Morningstar name, alongside Vanguard’s addition of the Morningstar name to its leading mutual funds and ETFs based on the indexes. For example, VTI, formerly the Vanguard Total Stock Market ETF, is now the Vanguard Morningstar Total Stock Market Index ETF. One of our top priorities is to expand the reach of the acquired indexes and we view CRSP’s rules-based methodology as a key differentiator in this effort. The CRSP indexes were built for scale and are designed to provide broad representation of the investable market and support efficient implementation. They feature a fast-track IPO methodology that is particularly relevant in today’s market as companies stay private longer and then come to market as much larger entrants. We see a particularly interesting opportunity with asset owners and consultants, a client segment that CRSP has not historically targeted. We also plan to roll out the rebranded CRSP indexes as Morningstar Category benchmarks where appropriate, starting in October (formal announcement forthcoming). We are starting to see success in our efforts to build a broader ecosystem around the indexes. In June, we entered a multi- year licensing agreement for CME Group to launch derivatives products based on the Morningstar Market Indexes with use cases including hedging, trading, and risk management. Earlier in July, the Morningstar Total Stock Market Index fund was designated as an eligible investment for rollovers from the newly introduced Trump accounts, which would not have been possible without the introduction of live futures on the index. Beyond indexes, we also see opportunities to extend the reach of CRSP’s deep and well-respected equity database to a broader commercial audience, drawing on Morningstar’s product infrastructure and data capabilities. We’re working to add more flexibility for end users and modernize the delivery mechanism. Overall, I’m excited about what lies ahead and will keep you updated on our progress. Closing Thoughts Finally, just a reminder that we will be taking investor question submissions through Wednesday, Aug. 5, 2026, with a targeted 8-K response date of Tuesday, Aug. 25. For the full schedule through November, please see page 52 of our investor presentation.

Letter from CEO Kunal Kapoor Second-Quarter Earnings 2026 © July 29, 2026. Morningstar. All Rights Reserved. What I'm Reading Here is recent commentary by our researchers that I especially enjoyed:  Q1 2026 Warning Signs: Non-accruals, PIK discounts, and distress rise across top BDCs, Sebastian Kian and Armando Di Cicco, July 15, 2026  Canadian Life Insurers' Private Credit Portfolios: More Traditional Than Feared, Less Comparable Than Needed, Nadja Dreff and Marcos Alvarez, July 8, 2026  Is Active or Passive Investing the Best Long-Term Approach? Yes!, Dan Lefkovitz, Alex Poukchanski, Hank Bessembinder, July 7, 2026  Q2 2026 US Evergreen Fund Landscape, Juan Mier, Hilary Wiek, Nick Rescigno, Jason Kephart, Jack Shannon, Steven Buibish, July 7, 2026  Morningstar to Congress: Investor Success Hinges on Lower Costs, Greater Transparency, Jeffrey Ptak, June 25, 2026  Q2 2026 Bit by Qubit: Global Quantum Computing Funding Hits New Records and Is Accelerating, Dimitri Zabelin, June 25, 2026  Big IPO Energy: Making Room for Mega IPOs, Rolf Agather, June 22, 2026  ESG Transparency in Private Markets, Melissa Bird, Tatiana Vediakova, Margaret Stafford, Carmen Simion, June 22, 2026  The State of Semiliquid Funds 2026, Jack Shannon, Jason Kephart, Brian Moriarty, June 16, 2026  Testing the Sky's Limits: Our Realistic Starlink Market Sizing, Nicolas Owens, Suryansh Sharma, Andy Huang, June 8, 2026  When Unicorns Fly: SpaceX Prepares History's Largest IPO: We expect the transition to be spectacular, with a chance of turbulence ahead., Nicolas Owens, Suryansh Sharma, Yashaar Daad, Andy Huang, June 2, 2026  Credit Estimates Portfolio Chartbook: Evolving Credit Dynamics in Middle Market Software Companies, Tanvi Nargundkar and Toby Moerschen, June 1, 2026  Q2 2026 SpaceX Update: Starlink Prints, AI Burns—A Dissection of Its S-1, Franco Granda, May 22, 2026  Unicorn Market Monitor: Q1 2026, Atiq Rahman, May 18, 2026  Q&A | Controversies in the Private Market: A Conversation With Sustainalytics' Senior ESG Product Manager, Ben Schofield, May 15, 2026  AI Stocks: Where Are the Next Opportunities for Investors?, Michael Field, May 11, 2026  Opportunities in Artificial Intelligence—US, Kenneth Lamont and Michael Field, May 5, 2026  Don't Go It Alone: Collaboration Matters When Implementing Private Assets in Defined-Contribution Plans, Hal Ratner and Miguel Puerto, April 2026

Letter from CEO Kunal Kapoor Second-Quarter Earnings 2026 © July 29, 2026. Morningstar. All Rights Reserved. You may also appreciate these recent pieces that share more about our strategy and product innovations:  Apollo, J.P. Morgan, Franklin Templeton, and Morningstar Team Up on Model Portfolios, Barron’s, June 17, 2026  CME Group Enters Licensing Agreement With Morningstar to Offer Derivatives Products, MarketWatch, June 10, 2026  Why Morningstar Thinks SpaceX Is Worth So Much Less Than Elon Musk Does, The Wall Street Journal, June 8, 2026  Building resilient portfolios is 'key question' facing large asset owners, Morningstar says, Pensions & Investments, May 27, 2026  Morningstar CEO: I agree with the SEC on ending quarterly reporting—with conditions, Fortune, May 5, 2026  Vanguard to Update Names of U.S. Equity Index Funds Tracking Morningstar Indexes, Vanguard, April 29, 2026 Thank you for your continued trust. Best regards, Kunal

Letter from CEO Kunal Kapoor Second-Quarter Earnings 2026 © July 29, 2026. Morningstar. All Rights Reserved. This letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial or operating performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “will,” “can,” “estimate,” “predict,” “potential,” “prospects,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. More information about factors that could affect Morningstar’s business and financial results, including expectations regarding company strategies and objectives, value creation, Morningstar Credit, AI initiatives and Morningstar Indexes, among others, are in our filings with the SEC, including our most recent reports on Forms 8-K, 10-K and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law. In addition, this letter references non-GAAP financial measures including, but not limited to, organic revenue, free cash flow, adjusted operating income and adjusted operating margin. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A discussion of our second-quarter results, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures described in this letter, is provided in our earnings materials for the second quarter, which have been furnished to the SEC and is available on our website. Articles, videos and links referred to or included in this letter are not incorporated by reference into this letter or any other SEC filing.